                    AMENDMENT NO. 1 TO STOCKHOLDERS AGREEMENT

     This is Amendment No. 1 ("Amendment") to that certain Stockholders Agreement dated April 9, 1998 (the "Agreement") by and among Quicksilver Resources Inc. (the "Company"), Mercury Exploration Company ("Mercury"), Quicksilver Energy, L.C. ("QELC"), Frank Darden, Thomas F. Darden, Glenn M. Darden, Anne Darden Self, Jeff Cook, Jack L. Thurber, Trust Company of the West in its capacity described on the signature pages hereto ("TCW"), Joint Energy Development Investments Limited Partnership ("JEDI") and Mercury Production Company ("MPC"). Unless otherwise defined herein, all capitalized terms used herein shall have the meanings given to them in the Agreement.

     For good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereto agree as follows:

     1.   The Agreement is amended in the following respects:

          (a) In the second sentence of Section 5(a) of the Agreement, the phrase "to be no greater than five" is amended to read "to be no greater than six".

          (b) Clause (i) of Section 6(c) of the Agreement is amended to read as follows: "(i) to any Transfer by Mercury to its employees, independent consultants, or directors of options to purchase from Mercury either shares of common stock, par value $.01 per share, of MSR Exploration Ltd. ("MSR Common Stock") or, if MSR has merged into the Company, shares of Common Stock, or to any Transfer by Mercury of shares of MSR Common Stock or Common Stock pursuant to the exercise of such options, provided that the total number of shares Transferred upon the exercise of such options does not exceed in the case of MSR Common Stock 2,000,000 shares (adjusted for stock splits, dividends or combinations) or in the case of Common Stock the number of shares (adjusted for stock splits, dividends or combinations) into which 2,000,000 shares of MSR Common Stock are converted upon the merger of MSR into the Company,".

     2. Except as amended and modified hereby, the Agreement is unchanged and is ratified and affirmed, as amended and modified hereby, in all respects.

     3. This Amendment may be executed in counterparts, all of which shall be one and the same agreement and shall become effective when a counterpart shall have been signed by each of the parties and delivered to the other party or its counsel, it being understood that each of the parties need not sign the same counterpart.

     Executed effective as of September 1, 1998.

                                    QUICKSILVER RESOURCES INC.



                                    By: /s/ Glenn M. Darden
                                       -----------------------------------
                                    Name:   Glenn M. Darden
                                         ---------------------------------
                                    Title:  Vice President
                                          --------------------------------


                                    QUICKSILVER ENERGY, L.C.



                                    By: /s/ Glenn M. Darden
                                       -----------------------------------
                                    Name:   Glenn M. Darden
                                         ---------------------------------
                                    Title:  Administrative Manager
                                          --------------------------------



                                    MERCURY EXPLORATION COMPANY



                                    By: /s/ Glenn M. Darden
                                       -----------------------------------
                                    Name:   Glenn M. Darden
                                         ---------------------------------
                                    Title:  Vice President
                                          --------------------------------


                                    MERCURY PRODUCTION COMPANY



                                    By: /s/ Glenn M. Darden
                                       -----------------------------------
                                    Name:   Glenn M. Darden
                                         ---------------------------------
                                    Title:  Vice President
                                          --------------------------------

                                     /s/ Frank Darden
                                    -------------------------------------------
                                    Frank Darden

                                     /s/ Thomas F. Darden
                                    -------------------------------------------
                                    Thomas F. Darden

                                     /s/ Glenn M. Darden
                                    -------------------------------------------
                                    Glenn M. Darden

                                     /s/ Anne Darden Self
                                    -------------------------------------------
                                    Anne Darden Self

                                     /s/ Jeff Cook
                                    -------------------------------------------
                                    Jeff Cook

                                     /s/ Jack L. Thurber
                                    -------------------------------------------
                                    Jack L. Thurber


                                    TRUST COMPANY OF THE WEST, a California
                                    trust company, as Sub-Custodian for Mellon
                                    Bank for the benefit of Account No. CPFF
                                    869-3062

                                    By: TCW ASSET MANAGEMENT COMPANY, a
                                    California corporation, as Investment
                                    Manager under that certain Agreement dated
                                    as of June 13, 1994, between TCW Asset
                                    Management Company and Morgan Stanley Group,
                                    Inc.


                                    By: /s/ Thomas F. Mehlberg
                                       -----------------------------------
                                    Name:   Thomas F. Mehlberg
                                         ---------------------------------
                                    Title:  Managing Director
                                          --------------------------------

                                    By: /s/ Marc L. MacAluso
                                       -----------------------------------
                                    Name:   Marc L. MacAluso
                                         ---------------------------------
                                    Title:  Senior Vice President
                                          --------------------------------


                                    JOINT ENERGY DEVELOPMENT
                                    INVESTMENTS LIMITED PARTNERSHIP

                                    By:  Enron Capital Management Limited
                                         Partnership, its general partner

                                    By:  Enron Capital Corp.,
                                         its general partner


                                    By: /s/ Jesse E. Neyman
                                       -----------------------------------
                                    Name:   Jesse E. Neyman
                                         ---------------------------------
                                    Title:  Agent and Attorney-in-Fact
                                          --------------------------------